UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2017

Nexstar Media Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50478	23-3083125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Freeway, Suite 700 Irving, Texas 75062
(Address of Principal Executive Offices, including Zip Code)

(972) 373-8800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The following matters were voted upon at the Annual Meeting of Stockholders of Nexstar Media Group, Inc. (the “Company”) held on June 8, 2017 and received the votes set forth below:

1.	All of the following persons nominated were elected to serve as Class II directors and received the number of votes set opposite their respective names:

	FOR:	WITHHELD:	BROKER NON-VOTES:
Dennis A. Miller	40,678,017	771,931	2,415,045
John R. Muse	40,438,142	1,011,806	2,415,045
I. Martin Pompadur	32,940,467	8,509,481	2,415,045

2.

A proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2017 received 41,879,500 votes FOR, 1,975,613 votes AGAINST and 9,880 abstentions.

3.

A proposal to approve, by non-binding vote, the compensation of the Company’s Named Executive Officers, as disclosed in the Company’s amended Proxy Statement filed on May 8, 2017, received 41,104,253 votes FOR and 325,432 votes AGAINST, with 20,263 abstentions and 2,415,045 broker non-votes.

4.

A proposal to recommend, by advisory vote, the frequency of executive compensation voting by stockholders on an advisory basis received 31,757,478 votes for ONE year, 6,540,303 votes for TWO years and 3,052,752 votes for THREE years, with 99,415 abstentions and 2,415,045 broker non-votes. Based on the voting results, the Company’s Board of Directors has approved the Company holding the stockholder advisory vote on the compensation of the Company’s Named Executive Officers every one year in connection with the Company’s annual meeting of stockholders until the next vote on the frequency of the advisory vote on executive compensation. The Company is required to hold a vote on the frequency of the advisory vote on executive compensation every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXSTAR MEDIA GROUP, INC.

	By:	/s/ Thomas E. Carter
Date: June 13, 2017	Name:	Thomas E. Carter
	Title:	Chief Financial Officer
(Principal Financial Officer)